UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 9, 2006
ORION HEALTHCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16587	58-1597246
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification
Incorporation)		Number)
1805 Old Alabama Road, Suite 350
Roswell, GA 30076
(Address of Principal Executive Offices) (Zip Code)
(678) 832-1800
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 8, 2006, our Board of Directors approved management’s recommendation that our audited consolidated financial statements for the years ended December 31, 2005 and 2004, respectively, and our unaudited consolidated condensed financial statements for the three months and six months ended June 30, 2005, respectively, be restated. In response to comments by the Staff of the Securities and Exchange Commission (the “SEC”) in connection with their review of our preliminary proxy statement on Schedule 14A filed with the SEC on September 11, 2006, management determined that our presentation of the “charge for impairment of intangible assets” in continuing operations rather than in discontinued operations was inconsistent with the guidelines set forth under Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” As a result of this determination, we have restated our consolidated statements of operations and statements of cash flows for the years ended December 31, 2005 and 2004, respectively, as well as the consolidated condensed statement of operations and statements of cash flows for the three months and six months ended June 30, 2005, respectively, and the prior financial statements and reports, without the restatements, should no longer be relied upon.

On November 9, 2006, we filed Amendment No. 1 to our Annual Report on Form 10-KSB/A to amend and restate the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 filed with the SEC on March 31, 2006. This amendment includes our restated financial statements for the years ended December 31, 2005 and 2004, respectively, with accompanying notes, which reflect the reclassification of the “charge for impairment of intangible assets” from continuing operations to discontinued operations. This amendment also updates disclosure in Item 6. Management’s Discussion and Analysis or Plan of Operation to reflect the reclassification. The reclassification had no effect on our consolidated net income or cash flows for the periods presented.

Also on November 9, 2006, we filed Amendment No. 1 to our Quarterly Report on Form 10-QSB/A to amend and restate the Quarterly Report on Form 10-QSB for the three months ended June 30, 2006 filed with the SEC on August 9, 2006. This amendment includes our restated financial statements for the three months and six months ended June 30, 2005, respectively, with accompanying notes, which reflect the reclassification of the “charge for impairment of intangible assets” from continuing operations to discontinued operations. This amendment also updates disclosure in Item 2. Management’s Discussion and Analysis or Plan of Operation to reflect the reclassification. The reclassification had no effect on our consolidated net income or cash flows for the periods presented.

Management and our Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K with UHY Mann Frankfort Stein & Lipp CPAs, LLP, our independent public auditors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION HEALTHCORP, INC.
By:	/s/ Stephen H. Murdock
Stephen H. Murdock
Chief Financial Officer

Date: November 9, 2006